Exhibit 99.3

EXECUTION VERSION

10% NOTEHOLDER GROUP SETTLEMENT AMONG THE AD HOC 10% NOTEHOLDERS, THE DEBTORS, OAKTREE AND THE CREDITORS’ COMMITTEE

March 25, 2016

This 10% Noteholder Group Settlement (the “10% Noteholder Group Settlement”) by and among Molycorp, Inc. and its affiliated debtors and debtors in possession (the “Debtors”), each 10% Noteholder that is a signatory hereto (collectively, the “Ad Hoc 10% Noteholders”), OCM MLYCo CTB Ltd. (“Oaktree”) and the official committee of unsecured creditors appointed in the Debtors’ bankruptcy cases (the “Creditors’ Committee” and collectively with the Debtors, the Ad Hoc 10% Noteholders and Oaktree, the “Parties”).  This 10% Noteholder Group Settlement shall be incorporated into the Debtors’ Third Amended Joint Plan of Reorganization (as it may be amended, supplemented or modified, the “Plan”).  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Plan.  In the event of an inconsistency between this 10% Noteholder Group Settlement and any definitive documentation, the provisions of this 10% Noteholder Group Settlement shall govern.

THIS 10% NOTEHOLDER GROUP SETTLEMENT DOES NOT ADDRESS ALL MATERIAL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH IMPLEMENTING THE AGREEMENTS SET FORTH HEREIN, AND ANY DEFINITIVE AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE CONSISTENT WITH THIS PROPOSAL AND THE PLAN AND OTHERWISE ACCEPTABLE TO THE PARTIES AS EXPRESSLY SET FORTH HEREIN.  NOTHING IN THIS 10% NOTEHOLDER GROUP SETTLEMENT SHALL BE DEEMED TO BE A STIPULATION, CONCESSION, ADMISSION, OR PROBATIVE OF ANY VIEW, FACT, OPINION, POSITION, OR OTHERWISE.  THIS 10% NOTEHOLDER GROUP SETTLEMENT DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS.

Sale of Certain Assets Pursuant to a Permitted 10% Noteholder Credit Bid

1.              The Ad Hoc 10% Noteholders’ credit bid as set forth in the form of asset purchase agreement submitted by the Ad Hoc 10% Noteholders to the Debtors on February 26, 2016, as modified in accordance with the terms of this 10% Noteholder Group Settlement (the “Credit Bid” and the asset purchase agreement, the “Credit Bid APA”), shall be deemed the Successful Bid (as defined in the Bid Procedures Order) for the sale and purchase of certain assets (the “Molycorp Minerals Sale”) owned by Molycorp Minerals, LLC (“Minerals”).  The Credit Bid APA shall provide:

(a)                                 The Purchase Price (as defined in the Credit Bid APA) shall be $1,000,000.00 plus the assumption of certain liabilities; and

(b)                                 The term “Purchased Assets” means the following properties, assets, right and Claims of any Seller (other than the Excluded Assets (as defined below)):

(i)            All cash collateral (as defined in section 363(a) of the Bankruptcy Code) that is held by the Molycorp Minerals Debtors other than (1) the Molycorp Minerals Intercompany Amount and (2) any amounts resulting from the sale of up to 56,000 kg of NdPr inventory by Molycorp Minerals LLC after the date hereof (the “Inventory Proceeds”);

(ii)           The Intellectual Property (as defined in the Credit Bid APA) and the associated goodwill of Sellers (A) related to the design, development, marketing and sale of rare earth-based products for the removal of contaminants from water including SorbX™ and PhosFIX™ trademarks, (B) related to the process patents set forth on Schedule 2.1(b)(iii),(1) and (C) expressly set forth on Exhibit 2 (collectively, the “Purchased Intellectual Property”):

(iii)          The Specified Mineral Properties, defined as “(a) to the extent severable, the mineral rights with respect to the subsurface estate at the Mountain Pass Facility and as more particularly described in the Deed, and (b) unpatented mining claims associated with the Mountain Pass Facility held by any Seller, in each case that are not expressly designated as Excluded Assets”);

(iv)          The Contracts (as defined in the Credit Bid APA) and agreements related to the Purchased Intellectual Property to which any Seller is a party unless subsequently excluded from the Credit Bid APA by the Ad Hoc 10% Noteholders after the execution of this 10% Noteholder Group Settlement.

(c)                                  For the avoidance of doubt, the Purchased Assets shall not include and the Credit Bid shall expressly exclude each of the following (the “Excluded Assets”):

(i)            the shares held by Molycorp Minerals, LLC in Molycorp Silmet AS (“Silmet”);

(ii)           that certain promissory note issued by Silmet to Minerals, dated February 13, 2013, and the related Loan Agreement,

(1)  See Exhibit 1.

dated February 13, 2013, between Molycorp Silmet AS and Minerals;

(iii)          all intellectual property owned by Minerals other than the Purchased Intellectual Property;

(iv)          all Executory Contracts and Unexpired Leases scheduled on the Debtors’ Schedule of Assumed Executory Contracts and Unexpired Leases (together items (i)-(iv) the “Downstream Transferred Assets”);

(v)           the fee-owned surface real estate;

(vi)          the Molycorp Minerals Intercompany Amount;

(vii)         the Inventory Proceeds;

(viii)        all assets that will be owned directly or indirectly by the Reorganized Parent pursuant to the Plan; and

(ix)          the Oaktree Equipment.

(d)                                 The Credit Bid APA shall provide that approval of the Molycorp Minerals Sale pursuant to the Credit Bid APA shall not be a condition to confirmation of the Plan.

(e)                                  The Credit Bid APA shall include a condition that the Molycorp Minerals Sale will only be approved to the extent that such sale does not have an adverse impact on the confirmation of the Plan with respect to the Downstream Debtors or any of the Downstream Transferred Assets.

2.              For the avoidance of doubt, the Credit Bid APA shall provide that Oaktree shall receive its pro rata share (35.283%) of the total number of common units issued by any acquisition vehicle formed to acquire any of the Purchased Assets (“Newco”).

Process for Consummating the Credit Bid

3.              Subject to the Fee Arrangement (as defined below), the applicable Molycorp Minerals Debtors and the Ad Hoc 10% Noteholders shall execute the Credit Bid APA and file it with the Bankruptcy Court no later than 12:00 pm ET on March 28, 2016 (the Credit Bid APA, including any Bankruptcy Court order approving the sale pursuant to the Credit Bid (the “Sale Documentation”)).(2)  The Sale Documentation shall be reasonably acceptable to the Ad Hoc 10% Noteholders, the Debtors and Oaktree; provided however that with respect to Oaktree, whether the Sale Documentation is “reasonably acceptable” shall mean whether it is in form and substance consistent with the terms of this 10% Noteholder Group Settlement

(2)  The Sale Documentation shall include any governing documents with respect to Newco, which documents shall not be required to be filed with the Bankruptcy Court.

(including without limitation paragraph 2 hereof, the Plan, and the Prepetition Collateral Agency Agreement and related prepetition security documents).  The Creditors’ Committee expressly reserves the right to object to the terms of the Credit Bid APA and the sale order approving the Credit Bid solely to the extent such terms are inconsistent with the terms of this 10% Noteholders Settlement and that such terms negatively impact distributions to or treatment of Claims in Class 5A and the Parties agree that any objections of the Creditors’ Committee under these provisions may be raised with the Bankruptcy Court at the hearing with respect to such matters.  In the event of any inconsistency between this 10% Noteholder Group Settlement and the Sale Documentation, the terms of this 10% Noteholder Group Settlement shall control.

4.              In connection with the Credit Bid, the Debtors, subject to Paragraph 5 below and the Fee Arrangement, shall work in good faith with the Ad Hoc 10% Noteholders to effectuate the transfer of the Specified Mineral Properties in connection with consummation of the Credit Bid (the “Mineral Rights Transfer”), including taking reasonable steps necessary to transfer the Debtors’ unpatented mining claims and to “sever” any mineral rights from the fee-owned surface real estate and to contest any objections to such “severing;”

5.              Unless otherwise ordered by the Bankruptcy Court, at the Sale and Confirmation Hearing, as defined in the Bid Procedures Order, the Debtors shall seek approval of the Credit Bid pursuant to the Bid Procedures Order and under section 363 of the Bankruptcy Code, provided, however, that, notwithstanding anything herein to the contrary, so long as the Debtors use commercially reasonable efforts to obtain approval of the Credit Bid in good faith, approval by the Bankruptcy Court of the Credit Bid and/or the Mineral Rights Transfer shall not be a condition to this 10% Noteholder Group Settlement or a condition to confirmation of the Plan, provided, further, however, that to the extent the Bankruptcy Court does not approve the Credit Bid and/or the Mineral Rights Transfer or any other portion of the Molycorp Minerals Sale pursuant to the Credit Bid, the parties agree that (i) only those assets approved to be sold pursuant to the Credit Bid shall be sold pursuant to the terms of the Credit Bid APA, and thereafter, (ii) the Debtors shall not take any action to effectuate a sale, transfer, or distribution of the Purchased Assets remaining, including without limitation, to the extent applicable, the Specified Mineral Properties, or the fee-owned real estate, and (iii) the Molycorp Minerals Debtors(3) may convert their cases from chapter 11 to chapter 7 of the Bankruptcy Code.

6.              Pending consummation of the Molycorp Minerals Sale, the Inventory Proceeds and the Molycorp Minerals Intercompany Amount shall be held at Minerals, and a portion of such funds shall be set aside to fund the costs set forth on Exhibit 3 (collectively the “Minerals Wind-down Expense Reserve”).  The Minerals Wind-down Expense Reserve shall include: (i) an initial amount of $400,000 (the “Molycorp Sale Budget”), which will be used to fund the costs and expenses of seeking approval of the Credit Bid and the Molycorp Minerals Sale pursuant to the Credit Bid APA, including without limitation in connection with any opposition to any objection to the Credit Bid and/or the “severing” of any of the mineral

(3)  The “Molycorp Minerals Debtors” are:  (1) PP IV Mountain Pass II, Inc.; (2) PP IV Mountain Pass Inc.; (3) RCF Speedwagon Inc.; (4) Molycorp Minerals, LLC; (5) Industrial Minerals, LLC; and (6) Molycorp Advanced Water Technologies, LLC.

rights from the fee-owned surface real estate (collectively, the “Molycorp Minerals Sale Matters”), including all reasonable and documented fees and expenses of any of the Estates’ professionals incurred in connection with the Molycorp Minerals Sale Matters (but excluding fees and expenses related to the Downstream Asset Transfer) whether incurred in connection with or after confirmation of the Plan and/or conversion of the Molycorp Minerals Debtors’ chapter 11 cases to cases under chapter 7 of the Bankruptcy Code, (ii) an initial amount of $2.1 million, to fund (A) the estimated amount for Mountain Pass carrying costs prior to the consummation of the Molycorp Minerals Sale, (B) costs associated with the termination of the remaining employees at Minerals, and (C) the wind-down and/or chapter 7 costs associated with the remaining assets of Minerals not sold pursuant to the Credit Bid or otherwise transferred pursuant to the terms hereof, (iii) following consent by Oaktree and the Ad Hoc Noteholders or automatically upon consummation of the Mineral Rights Transfer, the balance of the costs set forth on Exhibit 3.  The amount of the Minerals Wind-down Expense Reserve may be reduced with the prior written consent of the Molycorp Minerals Debtors or, after conversion of the chapter 11 cases of the Molycorp Minerals Debtors to cases under chapter 7, the chapter 7 trustee.

7.              Notwithstanding anything to the contrary in the Plan, this 10% Noteholder Group Settlement, or any order of the Bankruptcy Court, all costs, fees and expenses incurred by any of the Estate’s professionals in connection with Molycorp Minerals Sale Matters shall be subject to the Molycorp Sale Budget and shall be payable solely from the Minerals Sale Reserve.  To the extent that the Debtors’ professionals determine in good faith that approximately $350,000 of the Molycorp Sale Budget has been used, the Debtors’ professionals will provide written notice to Oaktree and the Ad Hoc 10% Noteholders setting forth such fees and expenses with particularity and requesting an increase in the Molycorp Sale Budget.  Oaktree and the Ad Hoc 10% Noteholders shall make a determination within two (2) business days whether to approve an increase in the Molycorp Sale Budget.  To the extent that Oaktree and the Ad Hoc 10% Noteholders do not timely inform the Debtors’ professionals of their intent to increase the Molycorp Sale Budget, the Debtors’ professionals shall have no further obligations under the 10% Noteholder Group Settlement relating to the Molycorp Minerals Sale Matters following the incurrence of $400,000 of fees and expenses; provided that, if the Ad Hoc 10% Noteholders elect to increase the Molycorp Sale Budget but Oaktree does not, (i) the Molycorp Minerals Debtors’ professionals shall effectuate an orderly transition of any ongoing work to professionals identified by the Ad Hoc 10% Noteholders whose retention is approved by the Bankruptcy Court, (ii) all fees and expenses related to such transition and any professional fees and expenses thereafter incurred by the Molycorp Minerals Debtors shall be borne solely by the 10% Noteholders, and (iii) the Debtors shall continue to perform their express obligations set forth in this 10% Noteholder Group Settlement.  This Paragraph 7 shall constitute the “Fee Arrangement.”

8.              The Ad Hoc 10% Noteholders agree that notwithstanding anything to the contrary herein, the schedule for confirmation of the Plan with respect to the Debtors other than the Molycorp Minerals Debtors shall continue on the schedule set forth in the Order (A) Authorizing Service of the Supplemental Solicitation Materials and (B) Scheduling Certain Revised Dates and Deadlines in Connection with Confirmation of the Plan of Reorganization [Docket No. 1391].

Certain Other Transfers Between Minerals and Other Debtors

9.              The Ad Hoc 10% Noteholders shall consent to the transfer pursuant to the Plan of the Downstream Transferred Assets, in each case, to the Reorganized Parent or an entity that will be directly or indirectly controlled by the Reorganized Parent, free and clear of any lien, claim, interest or pledge.  If the Plan is consummated without transfer of the Downstream Transferred Assets, this 10% Noteholder Group Settlement shall remain effective.

10.       As soon as reasonably practicable after the consummation of the Molycorp Minerals Sale, the balance of the Molycorp Minerals Intercompany Amount and the Inventory Proceeds not used to fund the Minerals Wind-down Expense Reserve shall be distributed on a pro rata basis to Oaktree and the 10% Noteholders.

11.       Nothing herein shall affect Oaktree’s ownership of the Oaktree Equipment and in accordance with the Bid Procedures, Oaktree shall have a reasonable amount of time following the closing of the Molycorp Minerals Sale to remove (as it may determine in its sole discretion) the Oaktree Equipment in accordance with the terms of Oaktree Lease Documents.

Procedures for Minerals’ Chapter 11 Case

12.       The parties agree that the Plan shall be withdrawn as to the Molycorp Minerals Debtors.

13.       The parties agree to work in good faith until the Effective Date of the Plan to determine whether a chapter 11 plan for the Molycorp Minerals Debtors can be confirmed.  If the Parties determine, in good faith, as of the Effective Date of the Plan, that a chapter 11 plan for the Molycorp Minerals Debtors cannot be confirmed, the Molycorp Minerals Debtors may convert their cases from chapter 11 to chapter 7 of the Bankruptcy Code.  For the avoidance of doubt, fees and expenses incurred by the Estate’s professionals in connection with this paragraph shall not be counted against the Molycorp Sale Budget.

Support for the Plan and Mutual Releases

14.       The Ad Hoc 10% Noteholders agree to take all actions reasonably necessary to support the confirmation of the Plan, including withdrawing (to the extent necessary) any objections that have been filed to the Plan and that all such objections are resolved.  The Ad Hoc 10% Noteholders agree not to direct the 10% Notes Indenture Trustee, and Wells Fargo, as Collateral Agent, to object to any part of the Plan and/or the Plan Settlement Agreement.  Each 10% Noteholder that is a signatory to this 10% Noteholder Group Settlement agrees to vote in favor of the Plan and agrees that on the date hereof, counsel to the Ad Hoc Noteholder Group will file a declaration setting forth the amount and number of votes previously submitted by the members of the Ad Hoc 10% Noteholder Group and providing that such votes shall instead be deemed as votes to accept the Plan.

15.       Without limiting paragraph 14 above, the Ad Hoc 10% Noteholders agree to support approval of the Class 5A Stand-Alone Distribution, including but not limited to, the amount of the Class 5A Equity or the allocation of the Class 5A Equity among the members of Class 5A, the Class 5A Stand-Alone Cash Distribution, the Class 5A Insurance Payment, and the Class 5 Cash Out Option for Class 5A-1.

16.       The Ad Hoc 10% Noteholders also agree to support and take all actions reasonably necessary to support the granting of Debtor Releases by the Molycorp Minerals Debtors in connection with the 9019 Settlement set forth in the Plan (including if such releases are sought outside of the Plan) and the approval of the Third Party Release in the Plan.

17.       The Ad Hoc 10% Noteholders and their respective affiliates and advisors (each in their capacity as such), the 10% Notes Indenture Trustee and its advisors (solely in their capacity as such), and Wells Fargo, as Collateral Agent, and its advisors (solely in their capacity as such), shall each be included as a Released Party and as a Releasing Party; provided, however, that the 10% Notes Indenture Trustee or Wells Fargo, as Collateral Agent, shall not be included as a Released Party and as a Releasing Party if it objects (or, with respect to the 10% Notes Indenture Trustee, fails to withdraw its objection prior to the commencement of the Sale and Confirmation Hearing) to the terms of the Plan Settlement Agreement or to the 10% Noteholder Group Settlement as incorporated in the Plan.

18.       The Plan shall be further revised to provide that (i) all fees and expenses of the Ad Hoc 10% Noteholders incurred in connection with these cases shall be paid upon consummation of the Plan in an amount up to $5,000,000; (ii) the fees and expenses of the 10% Notes Indenture Trustee shall be paid from the cash recovery allocable to the 10% Noteholders on account of their allowed secured claim; and (iii) to the extent legally permissible, the Ad Hoc 10% Noteholders may submit any fees and expenses above $5,000,000 for reimbursement to be paid out of the cash recovery allocable to the 10% Noteholders.  Except as set forth in this paragraph 18, none of the 10% Noteholders, the Ad Hoc 10% Noteholders, the 10% Notes Indenture Trustee, the Collateral Agent, or any of their Representatives shall have any further right to seek payment of any fees, expenses, costs, or indemnification, from any of the Debtors, the Reorganized Debtors, or any Released Party.

Other Terms of the 10% Noteholder Group Settlement

19.       The Debtors shall withdraw the Motion of the Debtors for an Order Authorizing Them to Surcharge Certain Collateral Pursuant to Section 506(c) of the Bankruptcy Code, with prejudice.

20.       The Ad Hoc 10% Noteholders shall withdraw the Motion of Ad Hoc 10% Noteholders to Compel the Debtors to Comply with the Bidding Procedures Order or, Alternatively, to Convert the Molycorp Minerals Debtors’ Cases to Liquidations Under Chapter 7, as moot.

21.       The 10% Noteholders claim shall be allowed in the amount of $687.2 million, provided, however, that the 10% Notes Deficiency Claim in Class 5A shall not be allowed in an amount that exceeds $680.7 million.

22.       The obligations of the Ad Hoc 10% Noteholders in paragraphs 14, 15, 16, and 20 shall not be conditioned on Bankruptcy Court approval or on consummation of the Molycorp Minerals Sale.  The express obligations of the Creditors’ Committee in paragraphs 13, 25 and 26 shall not be conditioned on approval of the releases by the Molycorp Minerals Debtors referred to in paragraph 16.

23.       Provided that the Sale Documentation is consistent with this 10% Noteholder Group Settlement, Oaktree shall not object on the basis that the terms of 10% Noteholder Group Settlement or the parties’ performance hereunder, and the submission of the Credit Bid, the terms thereof including the terms of the Credit Bid APA, and the actions of the 10% Noteholders and the Collateral Agent in connection therewith do not comply with the Collateral Agency Agreement, the Security Agreement, the Deed of Trust, or the Bid Procedures and Oaktree shall take all actions reasonably requested to support the approval of the Credit Bid and the Credit Bid APA and the Mineral Rights Transfer in accordance with the terms hereof.

24.       The Debtors, subject to the Fee Arrangement, shall seek approval of the 10% Noteholder Group Settlement at the Sale and Confirmation Hearing, whether as part of an order confirming the Plan or separate order, and such order or portion of the Confirmation Order concerning the 10% Noteholder Group Settlement as applicable, shall be acceptable to the Ad Hoc 10% Noteholders, Oaktree and the Debtors.

25.       The Debtors, the Creditors’ Committee, Oaktree, and the Ad Hoc 10% Noteholders agree to support, and will not object to, approval of the Credit Bid, the Credit Bid APA, and the 10% Noteholder Group Settlement by the Court, and, prior to such approval, shall take no steps contrary to obtaining approval of the Credit Bid, the Credit Bid APA, and the 10% Noteholder Group Settlement.

26.       The Creditors’ Committee will not seek a finding that payments to advisors of the Ad Hoc 10% Noteholders prior to the petition date were preferences, nor seek to disallow, subordinate, or designate the votes associated with the claims of the Ad Hoc 10% Noteholders on such grounds, or any other grounds.

27.       The valid and perfected liens of the Ad Hoc 10% Noteholders and Oaktree shall continue in full force and effect on all assets of Molycorp Minerals Debtors other than the Transferred Downstream Assets, and after consummation of the Credit Bid, the Purchased Assets and the Transferred Downstream Assets.

28.       No waiver, modification, or amendment of this 10% Noteholder Group Settlement shall have any effect unless it is in writing and executed by each Party that is a signatory hereto.

[SIGNATURE PAGES FOLLOW]

Agreed and Accepted by:

MOLYCORP, INC., on behalf of itself and each of its subsidiaries and affiliates

	By:	/s/ Geoffrey Bedford
NAME: Geoffrey Bedford
TITLE President and Chief Executive Officer

Agreed and Accepted by:

JHL CAPITAL GROUP HOLDINGS ONE LLC

	By:	/s/ James H. Litinsky
NAME: James H. Litinsky
TITLE: Authorized Signatory

QVT FUND IV LP
By its general partner, QVT Associates GP LLC

By:
NAME:

QVT FUND V LP
By its general partner, QVT Associates GP LLC

By:
NAME:
TITLE:

QUINTESSENCE FUND L.P.
By its general partner, QVT Associates GP LLC

By:
NAME:
TITLE:

Agreed and Accepted by:

JHL CAPITAL GROUP HOLDINGS ONE LLC

By:
NAME: James H. Litinsky
TITLE: Authorized Signatory

QVT FUND IV LP
By its general partner, QVT Associates GP LLC

	By:	/s/ Arthur Chu
NAME: Arthur Chu
TITLE: Authorized Signatory

QVT FUND V LP
By its general partner, QVT Associates GP LLC

	By:	/s/ Arthur Chu
NAME: Arthur Chu
TITLE: Authorized Signatory

QUINTESSENCE FUND L.P.
By its general partner, QVT Associates GP LLC

	By:	/s/ Arthur Chu
NAME: Arthur Chu
TITLE: Authorized Signatory

Agreed and Accepted by:

OCM MLYCo CTB Ltd.
	By:	Oaktree Capital Management, L.P., its director

	By:	/s/ Emily Stephens
NAME: Emily Stephens
TITLE: Managing Director

	By:	/s/ Nick Basso
NAME: Nick Basso
TITLE: Vice President

Agreed and Accepted by:

THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS OF MOLYCORP, INC., ET AL.

	By:	/s/ Luc Despins
Luc Despins
Paul Hastings, LLP
Counsel to the Committee

Agreed and Accepted by:

PLYMOUTH LANE PARTNERS (MASTER), LP
Solely in its capacity as Chair of the Committee and not in its individual capacity:
By Plymouth Lane Capital Management, LLC, its investment advisor:

	By:	/s/ Mark Kronfeld
NAME: Mark Kronfeld
TITLE: GC

EXHIBIT 1

Country	Status	Scope	Owner
Bangladesh	Issued	Title: Porous and Durable Ceramic Filter Monolith Coated with Cerium Oxide for Removing Contaminates from Water
New Zealand	Issued/Granted	Title: USE OF A DUAL POLYMER SYSTEM FOR ENHANCED WATER RECOVERY AND IMPROVED SEPARATION OF SUSPENDED SOLIDS AND OTHER SUBSTANCES FROM AN AQUEOUS MEDIA
Bangladesh	Issued/Maintain	Title: Process for Removing Arsenic From Aqueous Streams
Australia	Issued/Maintain	Title: Process for Removing Arsenic From Aqueous Streams 2004207832 Aug 13 2009
Australia	Issued/Maintain	Title: Process for Removing Arsenic From Aqueous Streams 2009251182 June 1 2010
Australia	Issued/Maintain	Title: Process for Removing Arsenic From Aqueous Streams
China	Issued/Maintain	Title: Process for Removing Arsenic From Aqueous Streams
India	Issued/Maintain	Patent Number: 227856 Title: A Method for Removing Arsenic From An Aqueous Feed
Bangladesh	Issued/Maintain	Title: Process for Removing Arsenic From Aqueous Streams
Mexico	Issued/Maintain	Title: Process for Removing Arsenic From Aqueous Streams
USA	Issued/Maintain	Patent Nubmer: 6863825 B2 Title: Process for Removing Arsenic From Aqueous Streams	Molycorp Minerals, LLC
Europe	Pending	Title: Process for Removing Arsenic From Aqueous Streams Witham Arsenic Removal Patent Application should defend
USA	Issued	Patent Number: 7300589 Title: Process for Removing Arsenic from Drinking water 1st claim requires oxidation	Molycorp Minerals, LLC
USA	Issued	Patent Number: 7048853 B2 Title: Process for Removing Arsenic from Drinking water	Molycorp Minerals, LLC

Country	Status	Scope	Owner
USA	Issued	Patent Number: 7686976 B2 Title: Composition for Removing Arsenic from Aqueous Streams does require Ce to be supported on a clay or something	Molycorp Minerals, LLC
USA	Issued	Title: Water Purification Device for Arsenic Removal Patent Number: 8475658	Molycorp Minerals, LLC
PCT1 list	Pending	CERIC OXIDE WITH EXCEPTIONAL ARSENIC REMOVAL PROPERTIES
USA	Pending	CERIC OXIDE WITH EXCEPTIONAL ARSENIC REMOVAL PROPERTIES	Molycorp Minerals, LLC
PCT1 list	Pending	Ceric Oxide with Exceptional Target Material Removal Properties
USA	Pending	Ceric Oxide with Exceptional Target Material Removal Properties	Molycorp Minerals, LLC
USA	Issued/Maintain	Title: Process Using Rare Earths to Remove Oxyanions From Aqueous Streams Patent #7338603	Molycorp Minerals, LLC
Australia	Issued/Maintain	Title: Process Using Rare Earths to Remove Oxyanions From Aqueous Streams
Mexico	Issued/Maintain	Title: Process Using Rare Earths to Remove Oxyanions From Aqueous Streams
Canada	Issued/Notice of Allowance	Title: Process Using Rare Earths to Remove Oxyanions From Aqueous Streams
Brazil	Pending	Title: Process Using Rare Earths to Remove Oxyanions From Aqueous Streams
USA	Issued	Patent Number: 2008/0156734 A1 Title: Apparatus for treating a flow of an aqueous solution containing arsenic	Molycorp Minerals, LLC
Canada	Pending	Title: Aggregate Composition for Treating a Contaminated Fluid Number: 2,703,821
Japan	Pending	Title: Aggregate Composition for Treating a Contaminated Fluid and Method for Forming Thereof
Bangladesh	Issued	Title: Composition and Process for Making the Composition 287/2008

Country	Status	Scope	Owner
Brazil	Pending	Title: Aggregate Composition for Treating a Contaminated Fluid PI-0816585-8
Europe	Pending	Title: Aggregate Composition for Treating a Contaminated Fluid RE use in a cartridge like filter for contaminant removal
China	Issued	Title: Aggregate Composition of Treating a Contaminanted Fluid 2008/80123682.8
Bangladesh	Issued	Title: Compositions for Treating Aqueous Solutions and Gases and Processes for Making such Aggregate Compositions 222/2009
Mexico	Issued	Title: Composition and Process for Making the Composition
USA	Issued	Title: Composition and Process for Making the Composition RE use in a cartridge like filter for contaminant removal	Molycorp Minerals, LLC
USA	Issued	Patent Number: 2009/0111689 A1 Title: Composition and process for making the composition	Molycorp Minerals, LLC
USA	Issued	Patent #8,557,730 issued on 10/15/2013	Molycorp Minerals, LLC
Brazil	Pending	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants PI-0817185-8
Bangladesh	Issued/Maintain	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants 222/2009
China	Issued/Notice of Allowance	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants 2008/80123663.5
Bangladesh	Issued/Maintain	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants 286/2008
Mexico	Issued/Notice of Allowance	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants

Country	Status	Scope	Owner
USA	Pending/Appeal	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants	Molycorp Minerals, LLC
Canada	Pending	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants 2703858
Europe	Pending	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants 8843686
Hong Kong	Pending	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants
USA	Pending	Title: Apparatus and Process for Treating an Aqueous Solution Containing Biological Contaminants	Molycorp Minerals, LLC
Australia	Issued	Title: Remediation of Physiologically Active Compounds from Waste Water
Japan	Issued/Notice of Allowance	Title: Remediation of Physiologically Active Compounds from Waste Water
USA	Pending	Title: Remediation of Physiologically Active Compounds from Waste Water	Molycorp Minerals, LLC
Korea	Pending	Title: Remediation of Physiologically Active Compounds from Waste Water
Mexico	Pending	Title: Remediation of Physiologically Active Compounds from Waste Water
Australia	Pending	Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific.
Brazil	Pending	Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific.

Country	Status	Scope	Owner
Canada	Pending	Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific.
Europe	Pending	Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific.
USA	Issued/Notice of Allowance	Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific.	Molycorp Minerals, LLC
USA	Pending	Title: NON-METAL-CONTAINING OXYANION REMOVAL FROM WATERS USING RARE EARTHS	Molycorp Minerals, LLC
China	Pending

Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific. Other metals Bi, Cr, Co, Mn, Zn, Zr, Al, Cu, potentially Sb, Cd, Hg, U

Japan	Pending	Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific.

Country	Status	Scope	Owner
Korea	Pending	Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific.
Mexico	Pending	Title: Rare Earth Removal of Hydrated and Hydroxyl Species Purpose: Primarily drafted to go after Pb carbonate and used Pourbaix diagrams to prove it. Also added metals from -21 to be more specific.

EXHIBIT 2

Country	Status	Scope	Owner
USA	Issued	Patent Number: 5433931	Molycorp Minerals, LLC
USA	Issued	Patent Number: 5207995 Title: Recovery of Cerium From Fluoride-containing Ores	Molycorp Minerals, LLC
China	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Denmark	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Canada	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

South Africa	Issued

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Australia	Issued

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Country	Status	Scope	Owner
Brazil	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Europe	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Madagascar	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Korea	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

USA	Issued

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Molycorp Minerals, LLC
Ceuta, Melilla	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Country	Status	Scope	Owner
India	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Malaysia	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Thailand	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

USA	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

Molycorp Minerals, LLC
Vietnam	Pending

Title: HYDROMETALLURGICAL PROCESS AND METHOD FOR RECOVERING METALS.  The invention relates generally to mineral processing plants and facilities and particularly to hydrometallurgical plants and facilities for recovering metals.

EXHIBIT 3

FUNDING OF CERTAIN WINDDOWN AND CHAPTER 7 COSTS ($'000) Sale to MM&A of Mountain Pass NdPr lnvent01y (56,000 kg at $40 per kg) ;_-----------$2,240 --------. $2,240 Cash Remaining at Molycorp Minerals, LLC $544 6,326 2 Value on Account of Downstream 1/C Payments ( ) Total Total $6,870 Estimated Chapter 7 Budget (3 (I) (I) RIF Costs Cash Remaining at Molycorp Minerals, LLC $1,696 544 $2,500 400 3,970 ) Molycorp Sale Budget (4 (I) ) 6 Remaining Cash (5)( ) Total $2,240 Total $6,870 (1) Costs to be funded from :Minerals Wind-down Expense Reserve. (2) On account of Downstream entitiesintercompany payables and intercompany loan paya.bles. (3) Estimated a.mount for two months of Mountain Pass operating costs in chapter 7, chapter 7 trustee fees, other professional fees and contingency. (4) Estimated professional fees for mineral :rights transfer. (5) Balance may change based on Mountain Pass carrying cost until conversion to chapter 7. (6) Contemplated to be distributed to Oaktt:ee and 10% Noteholde:rs pursuant to the pari passu collateral spht (35.29% / 64.71%) immediately prior to conversion of Molycorp MineralsLLC to chapter 7 Wlder the proposed settlement among the partiessubject to Court approvaL :::iiifrl1MrLLER BUC KFIRE 111111111111 A Srifel Compony Uses Uses Sources Sources Post NEO Reorganization Effective Date ($'000) Pre NEO Reorganization Effective Date ($'000)

FUNDING OF CERTAIN WINDDOWN AND CHAPTER 7 COSTS ($'000)

Pre NEO Reorganization Effective Date ($'000)

Sources	
Sale to MM&A of Mountain Pass NdPr Inventory	$2,240
(56,000 kg at $40 per kg)	
Total	**$2,240**
Uses	
RIF Costs	$1,696 [1]
Cash Remaining at Molycorp Minerals, LLC	544
Total	**$2,240**

Post NEO Reorganization Effective Date ($'000)

Sources	
Cash Remaining at Molycorp Minerals, LLC	$544
Value on Account of Downstream I/C Payments [2]	6,326
Total	**$6,870**
Uses	
Estimated Chapter 7 Budget [3]	$2,500 [1]
Molycorp Sale Budget [4]	400 [1]
Remaining Cash [5][6]	3,970
Total	**$6,870**

(1) Costs to be funded from Minerals Wind-down Expense Reserve.
(2) On account of Downstream entities' intercompany payables and intercompany loan payables.
(3) Estimated amount for two months of Mountain Pass operating costs in chapter 7, chapter 7 trustee fees, other professional fees and contingency.
(4) Estimated professional fees for mineral rights transfer.
(5) Balance may change based on Mountain Pass carrying cost until conversion to chapter 7.
(6) Contemplated to be distributed to Oaktree and 10% Noteholders pursuant to the pari passu collateral split (35.29% / 64.71%) immediately prior to conversion of Molycorp Minerals, LLC to chapter 7 under the proposed settlement among the parties, subject to Court approval.

MILLER BUCKFIRE
A Stifel Company